Financial risk management - Schedule of Gearing Ratios (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule Of Gearing Ratios Abstract
Total borrowings	¥ 144,252	¥ 85,938
Less: Cash and cash equivalents (Note 18)	(60,259)	(42,836)
Restricted cash (Note 18)	(5,102)	(1,012)
Net debt	78,891	42,090
Total equity	(43,233)	9,346	¥ 33,629	¥ (125,880)
Total capital	¥ 35,658	¥ 51,436
Gearing ratio	221.24%	81.83%